Exhibit 10.1

# **WAREHOUSE STORAGE AGREEMENT**

**Party A:** United Warehouse Management Limited

**Party B:** Kwai Bon Transportation Limited

**Storage Location:** Lot No. 1298 in D.D. 119 (hereinafter referred to as "the Premises")

**Storage Area:** Underground level of Lot No. 1298 in D.D. 119

(Covered area of 17,000 square feet)

**Storage Term:**

- **Fixed Term:** From **1st April 2025 to 31st March 2027 (2 years)**

- **Renewable Term:** From **1st April 2027 to 31st March 2028 (1 year, subject to renewal)**

**Storage Fee:** **HKD $235,000.00 per month**

This Agreement is made and entered into on **14th March 2025** by and between Party A and Party B.

The details of **Party A, Party B, Storage Location, Storage Area, Storage Term, and Storage Fee** are specified in **Schedule 1** hereto. Both parties agree to comply with and perform the following terms and conditions:

### **TERMS AND CONDITIONS**

1. **Payment of Storage Fees**

- Party B shall pay the designated storage fee to Party A on the **first day of each month** during the Storage Term.

- If Party B fails to pay the storage fee within **14 days** of the due date, Party A shall have the right to take appropriate action to recover the outstanding amount.

- Any goods stored by Party B within the Premises shall be deemed **abandoned**, and all related costs shall constitute a debt owed by Party B to Party A.

2. **Permitted Use**

- Party B shall use the Premises **solely for storage purposes**.

3. **Compliance with Laws**

- Party B shall comply with all **laws, regulations, and rules** of the Hong Kong Special Administrative Region, as well as any relevant covenants applicable to the Premises.

4. **Utility Payments**

- Party B shall be responsible for all **water, electricity, gas, telephone, and other miscellaneous charges** related to the Premises during the Storage Term.

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5. **Maintenance & Repairs**

- Party B shall maintain the Premises in **good repair** (excluding natural wear and tear or inherent defects).

- Upon expiry or termination of this Agreement, Party B shall return the Premises in the **same condition** as at the commencement of the Storage Term.

6. **Prohibited Items**

- Party B shall **not store any prohibited items** or materials that violate fire safety regulations.

7. **Government Rates & Rent**

- Party A shall be responsible for paying **government rates and land rent** for the Premises.

8. **Government Resumption**

- If the government reclaims the Premises during the Storage Term, Party B shall **vacate the Premises unconditionally** and remove all stored goods as required by Party A.

9. **Security Deposit**

- Party B shall provide a **Security Deposit** (as specified in Schedule 1) to guarantee compliance with this Agreement.

- If Party B **breaches any terms**, Party A may deduct losses from the Security Deposit and **terminate this Agreement immediately**.

- If no breach occurs, the Security Deposit shall be refunded (without interest) within **14 days** after the return of the Premises or settlement of any outstanding payments.

10. **Non-Termination by Party A**

- Party A **shall not unilaterally terminate** this Agreement during the Storage Term, provided Party B pays all fees on time and complies with all terms.

11. **Third-Party Storage**

- Party B may store **third-party goods** in the Premises but remains **fully responsible** for all obligations under this Agreement.

12. **Title Guarantee**

- Party A warrants that it has **legal rights** to the Premises.

- Any disputes regarding land ownership shall be handled by Party A, provided they do not disrupt Party B’s operations.

13. **Early Termination**

- Either party may terminate this Agreement by giving **two months’ written notice**, but **not within the first 22 months**.

- If terminated early, the defaulting party shall compensate the other party for losses.

- Party B must **remove all goods** before vacating; otherwise, Party B shall bear the removal costs.

14. **Access for Inspection/Repairs**

- Party A may enter the Premises at **reasonable times** (with Party B’s written consent) to inspect or conduct repairs.

15. **Copies of Agreement**

- This Agreement is executed in **duplicate**, including **Schedule 1** (3 pages in total), with each party retaining one copy.

16. **Stamp Duty**

- Both parties shall **share the stamp duty costs** for this Agreement.

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### **SCHEDULE 1**

**Premises:** Underground Level, Lot No. 1298 in D.D. 119

**Party A:** United Warehouse Management Limited

- Business Registration No.: 75279678

- Address: RM 1401, 14/F, Phase I Austin Tower, No. 22-26 Austin Avenue, Hong Kong

- Contact No.: +852 6606 3331

- Representative: Chan Sze Yu

**Party B:** Kwai Bon Transportation Limited

- Business Registration No.: 19082388

- Address: 3/F, Tai Hung Fai (Kwai Chung) Centre Phase 2, 38-42 Kwai Fung Crescent, Kwai Chung, N.T., Hong Kong

- Contact No.: +852 2363 1700

- Representative: Edgar Chan

**Storage Term:** 1st April 2025 – 31st March 2027 (inclusive)

**Storage Fee:** HKD $235,000.00 per month

**Security Deposit:** HKD $470,000.00 (equivalent to 2 months’ rent)

**Rent-Free Period:** 1st April 2025 – 15th April 2025 (inclusive), with the first month’s storage fee at **HKD $117,500.00**

**Payment Method:** Bank transfer or cash deposit into Party A’s designated bank account

**Bank Details:** OCBC Wing Hang Bank (Hong Kong) Limited

- Account No.: (035) 815780-831

*(Payment receipt must be sent to Party A’s representative after payment.)*

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### **SIGNATURE SECTION**

**Signed for and on behalf of Party A:**

**Company Name:** United Warehouse Management Limited

**Business Registration No.:** 75279678

**Name:** Chan Sze Yu

**HKID No.:** Z681692(5)

**Position:** Director

**Date:** 1st April 2025

**Signed for and on behalf of Party B:**

**Company Name:** Kwai Bon Transportation Limited

**Business Registration No.:** 19082388

**Name:** Chan Yu

**HKID No.:** V046231(4)

**Position:** Director

**Date:** 1st April 2025

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This translation preserves the **original legal structure** while ensuring clarity in English. Let me know if you'd like any refinements!

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